SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	March 3, 2003

1ST CONSTITUTION BANCORP

(Exact Name of Registrant as Specified in Charter)

New Jersey	000-32891	22-3665653
(State or Other Jurisdiction of Incorporation	Commission File Number	I.R.S. Employer Identification No.)

2650 Route 130 P.O. Box 634, Cranbury, New Jersey	08512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(609) 655-4500

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Exhibit

99.1	Press Release of 1st Constitution Bancorp dated March 3, 2003.

99.2	Letter from 1st Constitution Bancorp to Shareholders, dated March 3, 2003.

Item 9.  Regulation FD Disclosure.

        On March 3, 2003, 1st Constitution Bancorp issued a press release announcing that it had released the text of a letter to its shareholders which reviewed the bank’s historic financial performance, strategic plans for the future, and the performance of its stock. On March 3, 2003, 1st Constitution Bancorp sent the subject letter to its shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 3, 2003	1ST CONSTITUTION BANCORP By: ROBERT F. MANGANO —————————————— Name: Robert F. Mangano Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release of 1st Constitution Bancorp dated March 3, 2003.

99.2	Letter from 1st Constitution Bancorp to Shareholders, dated March 3, 2003.